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                                  COMMON STOCK
                             SUBSCRIPTION AGREEMENT


USA TECHNOLOGIES, INC.
200 Plant Avenue
Wayne, Pennsylvania 19087
Attn: George R. Jensen, Jr.,
      Chief Executive Officer

Dear Mr. Jensen:

         The understand that the Company is offering for sale (the "Offering") up to 2,000,000 shares of restricted Common Stock at U.S. $1.50 per share. The Offering consists of 20 units at a price of U.S. $150,000 per unit ("Unit"), with each Unit consisting of 100,000 shares of Common Stock. The Offering will terminate on June 30, 2000, unless extended by the Company for up to thirty additional days. Promptly following the termination of the Offering, the Company shall file and use its best efforts to have declared effective, an appropriate registration statement with the Securities and Exchange Commission registering all of the shares of Common Stock sold in the Offering for resale by the subscriber under the Securities Act of 1933, as amended (the "Act").

                  1. Subscription. The undersigned hereby subscribes to become a shareholder in the Company, and to purchase the number of Units in the Company indicated below in accordance with the terms and conditions of the Offering Materials (as defined below). I understand that this subscription for Units may be rejected at the discretion of the Company, and that I must qualify as an "accredited investor" under Regulation D, as promulgated by the Securities and Exchange Commission ("Commission") under the Act.

                  2. Verification of Suitability and Status as "Accredited Investor" under Regulation D. I understand that in order to subscribe for Units in the Offering, I must be an "accredited investor" as defined in Section 501 of Regulation D under the Act and hereby represent and warrant to the Company that I am an "accredited investor." In this regard, the undersigned is an "accredited investor" by virtue of qualifying under one of the following categories (check appropriate item):

                  ____ the undersigned is a natural person whose individual net worth with that person's spouse (if married), at the time of purchase exceeds $1,000,000; or

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                  ____the undersigned is a natural person who had an individual income in excess of $200,000 in 1998 and 1999, or joint income with that person's spouse (if married) in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in 2000; or

                  ____the undersigned is a corporation or partnership not formed for the purpose of investing in the Company with total assets in excess of $5,000,000; or

                  _X_ the undersigned is an entity in which all the equity owners are accredited investors each of which satisfy one of the categories set forth herein; or

                  ____the undersigned is a bank as defined in Section 3(a)(2) of the Act, or a broker-dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, or an investment company registered under the Investment Company Act of 1940.

         3. Representations by Undersigned. The undersigned represents and warrants to the Company as follows:

                  (a) I have received from the Company, read and understand the provisions of each of the following: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999; and (ii) the Company's Form 10-QSB Quarterly Report for the quarterly period ended September 30, 1999; and (iii) the Company's Form 10-QSB Quarterly Report for the quarterly period ended December 31, 1999; and (iv) the Company's Form 10-QSB Quarterly Report for the quarterly period ended March 31, 2000; and (v) the Company's Form SB-2 Registration Statement filed with the Commission on April 18, 2000(File No. 333-35070); and
         (vi) the term sheet for this Offering dated May 31, 2000; and (vii) the Risk Factors section incorporated by reference herein in Section 3(i) hereof. I understand that all of the foregoing together with this Subscription Agreement shall be referred to herein as "Offering Materials".

                  (b) I have relied only upon the information presented and contained in the Offering Materials. I have had the

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         opportunity to ask of the person or persons acting on behalf of the
         Company any and all relevant questions in connection with any aspect of the Company including, but not limited to, the Units offered by the Offering Materials and have received answers which I consider to be reasonably responsive to such questions. I have had the opportunity to verify the accuracy of the information contained in the Offering Materials.

                  (c) I understand that I am subscribing for Units without being furnished any literature or prospectus in connection with the Offering other than the Offering Materials, and that the Offering of Units presented in the Offering Materials will not have been scrutinized by the securities administrator or similar bureau, agency, or department of the state of my residence.

                  (d) I understand (i) that the Common Stock has not been registered under the Act or registered or qualified under the securities laws of the state of my residence, (ii) that I have no right to require such registration or qualification, and (iii) that therefore I must bear the economic risk of the investment for an indefinite period of time because the Common Stock may not be sold unless so registered or qualified or unless an exemption from such registration and qualification is available.

         Although the Company has agreed to use its best efforts to register for resale the Common Stock with the Commission, and to use its best efforts to keep such registration statement current and effective, there can be no assurance that such efforts will be successful. In any such event, the Common Stock would not be registered for resale by the undersigned under the Act, and could only be sold by the undersigned in reliance upon exemptions from registration under the Act.

                  (e) The Units are being purchased for my own account for investment purposes only and not for the interest of any other person and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Although the Common Stock is currently traded on the OTC Bulletin Board under the symbol USTT, I also understand that there may not be any established public trading market for the sale of such securities.

                  (f) I am able to bear the economic risks related to purchase of the Unit(s) for an indefinite period of time (i.e., I am able to afford a complete loss of the Unit(s) I am subscribing to purchase).

                  (g) My overall commitment to investments which are not readily marketable is not disproportionate to my net worth and my investment in the Company will not cause such overall commitment to become excessive.

                  (h) I have adequate means of providing for my current needs and possible personal contingencies. I have no need for liquidity of the Unit(s) subscribed to be purchased hereby and have no reason to anticipate any change in my personal circumstances, financial or otherwise, which might cause or require any sale or distribution of such Unit(s) subscribed to be purchased.


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                  (i) I recognize that the purchase of the Unit(s) involves a high degree of risk including those special risks set forth under the caption "Risk Factors" in the Form SB-2 Registration Statement of the Company filed with the Commission on April 18, 2000 (No. 333-35070) all of which are incorporated herein by reference.

                  (j) I understand that my right to transfer the Common Stock will be restricted as set forth on the stock certificates. Such restrictions include provisions against transfer unless such transfer is not in violation of the Act, or applicable state securities laws (including investor suitability standards).

                  (k) All information which I have provided to the Company including, but not limited to, my Social Security or tax identification number, my financial position, and status as an accredited investor, and my knowledge of financial and business matters is true, correct and complete as of the date of execution of this Subscription Agreement. I undertake to provide promptly to the Company written notice of any material changes in my financial position or otherwise and such information will be true, correct and complete as of the date given. I understand that the Company will rely in a material degree upon the representations contained herein.

                  (l) The undersigned maintains a domicile or business at the address shown on the signature page of this Subscription

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         Agreement, at which address the undersigned has subscribed for the
         Units.

                  (m) I understand that legends may be placed on any stock certificate representing the Common Stock substantially to the following effect:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

                  (n) I understand that the Company may require me to meet additional suitability standards if it deems it necessary or advisable to comply with any applicable state securities or other laws.

         4. Transferability of Subscription. The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned's interest herein.

         5. Revocation. The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and that this Subscription Agreement shall survive the death or disability of the undersigned.

         6. Units Subscribed. The undersigned hereby subscribes at One Hundred Fifty Thousand Dollars (U.S. $150,000) per Unit for two Unit(s) of USA Technologies, Inc., each Unit consisting of 100,000 shares of Common Stock, and agrees to pay $300,000 U.S. Dollars in full therefor by check delivered herewith made payable to "USA Technologies, Inc.".

         The Company may reject this offer by refunding all monies paid thereon.

         This Subscription Agreement, upon acceptance by the Company shall be binding upon the heirs, executors, administrators and successors of the undersigned.


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         The undersigned hereby represents that the undersigned has received and read this entire Subscription Agreement and all of the Offering Materials.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this 19th day of June, 2000.

                                          METROPOLITAN PARTNERS LTD.


                                          By: /s/
                                             --------------------------
                                             Signature


                                          /s/
                                          -------------------------------
                                          Witness


                                          President, Metropolitan Partners Ltd.
                                          -------------------------------
                                          Print or Type Name and Title


                                          (949) 833-9001
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                                          Telephone No.


                                          88-0455398
                                          -------------------------------
                                          Tax I.D. No.


                                          2533 N. Carson St., Box M303
                                          -------------------------------
                                          Street Address


                                          Carson City, NV 89706
                                          -------------------------------
                                          City             State     Zip

                                          ACCEPTED:

                                          USA TECHNOLOGIES, INC.

Dated: June 19, 2000                      By: /s/ George R. Jensen, Jr.
       ----------------------             -------------------------------
                                          Title: Chief Executive Officer



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